THE GABELLI UTILITIES FUND

Supplement dated June 1, 2022

to

The Gabelli Utilities Fund’s Summary Prospectus dated April 29, 2022

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2022, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Share Class Name Change

Effective June 1, 2022, the following name change will be made to the Fund’s Class C shares:

Current Name	New Name
Class C	Class C1

As a result of the change, all references to the Current Name in the Summary Prospectus will be deleted and replaced with the New Name.

Closing of Class C Shares

The Board of Trustees (the “Board”) of the Fund has approved the closing of the Fund’s Class C shares to new investors.

Effective August 31, 2022 (the “Effective Date”), the Fund’s Class C shares will be “closed to purchases from new investors.” “Closed to purchases from new investors” means neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Summary Prospectus.

Please refer to the Fund’s statutory prospectus for additional information about share class conversions and exchanges among funds managed by the Adviser or its affiliates.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE